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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)


                                 January 9, 2006



                               DIGIRAD CORPORATION
             (Exact name of registrant as specified in its charter)


        Delaware                        000-50789               33-0145723
        --------                        ---------               ----------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
        of incorporation)                                    Identification No.)


                                13950 Stowe Drive


                             Poway, California 92064

          (Address of principal executive offices, including zip code)


                                 (858) 726-1600
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01.  Entry into a Material Definitive Agreement.

As set forth in Section 5.02 below, effective January 15, 2006, the annual compensation for Mark L. Casner, the new President and Chief Executive Officer of Digirad Corporation (the "Company"), will be increased to $295,000, and he was granted options, effective January 9, 2006, to purchase up to 35,000 shares of common stock pursuant to the Company's 2004 Stock Incentive Plan, which options will vest in equal monthly increments over a four year period and have a per share exercise price equal to the closing price per share of the Company's common stock as quoted on the Nasdaq National Market on January 9, 2006. Mr. Casner is also eligible to participate in the Company's management incentive bonus program for 2006.

The description of the employment arrangement in this current report is qualified in its entirety by reference to Mr. Casner's written employment agreement that will be filed as an exhibit to the Company's Annual Report on Form 10-K for the fiscal year ending December 31, 2005.

In addition, effective January 15, 2006, pursuant to an oral employment agreement, the annual compensation for Peter Sullivan, the Company's new President, Digirad Imaging Products, will be increased to $230,000, and he was granted options, effective January 9, 2006, to purchase up to 25,000 shares of common stock pursuant to the Company's 2004 Stock Incentive Plan, which options will vest in equal monthly increments over a four year period and have a per share exercise price equal to the closing price per share of the Company's common stock as quoted on the Nasdaq National Market on January 9, 2006. Mr. Sullivan is also eligible to participate in the Company's management incentive bonus program for 2006.

In addition, pursuant to an oral employment agreement, effective January 15, 2006, the annual compensation for Todd Clyde, the Company's Chief Financial Officer, will be increased to $240,000.

All other terms of such officers' employment arrangements are unchanged.

In connection with Gerhard Burbach's resignation as the Company's President and Chief Executive Officer as set forth in Section 5.02 below, Mr. Burbach will cease to receive compensation as an officer of the Company effective January 15, 2006. As a non-employee director of the Company, Mr. Burbach will receive the same compensation paid to all non-employee directors, prorated to January 15, 2006.


Item 1.02.  Termination of a Material Definitive Agreement.

As set forth in Section 5.02 below, Gerhard Burbach's will resign as the Company's President and Chief Executive Officer effective as of January 15, 2006. Mr. Burbach was employed by the Company pursuant to an oral, at-will employment arrangement described in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on April 22, 2005. Such arrangement shall be terminated effective as of January 15, 2006. Mr. Burbach will remain a member of the Company's Board of Directors.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 10, 2006, the Company announced that Gerhard Burbach will resign as the Company's President and Chief Executive Officer effective as of January 15, 2006. Mr. Burbach will remain a member of the Company's Board of Directors.

The Company also announced that Mark L. Casner will replace Mr. Burbach as the Company's President and Chief Executive Officer, effective as of January 15, 2006. In addition, Mr. Casner will be appointed to the Company's Board of Directors, effective as of January 15, 2006, to serve until his successor is duly elected and qualified. Mr. Casner will remain as President of Digirad Imaging Solutions, Inc. ("DIS"), a wholly-owned subsidiary of the Company, a position he has held since September 2005. Prior to joining DIS, Mr. Casner, age 50, was President of DMS Imaging, a mobile imaging company offering MRI, CT, PET/CT and nuclear imaging services through its fleet of 200 systems. From 1995 through 2003 he was a member of Radiologix and its predecessor organizations, most recently as the Senior Vice President of Operations. Mr. Casner holds a BA from Miami University of Ohio, an MA from the University of Maryland, and an MBA from Marymount University. As President and Chief Executive Officer of the



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Company and President of DIS, Mr. Casner will be paid a new annual base salary of $295,000, and was granted options on January 9, 2006, to purchase up to 35,000 shares of common stock pursuant to the Company's 2004 Stock Incentive Plan, which options will vest in equal monthly increments over a four year period and have a per share exercise price equal to the closing price per share of the Company's common stock as quoted on the Nasdaq National Market on January 9, 2006. Mr. Casner is also eligible to participate in the Company's management incentive bonus program for 2006.

The Company also announced that, effective January 15, 2006, Peter Sullivan will be appointed President, Digirad Imaging Products, reporting directly to Mr. Casner. In such capacity, Mr. Sullivan will be paid a new annual base salary of $230,000, and was granted options on January 9, 2006, to purchase up to 25,000 shares of common stock pursuant to the Company's 2004 Stock Incentive Plan, which options will vest in equal monthly increments over a four year period and have a per share exercise price equal to the closing price per share of the Company's common stock as quoted on the Nasdaq National Market on January 9, 2006. Mr. Sullivan is also eligible to participate in the Company's management incentive bonus program for 2006.

A copy of the press release announcing Mr. Burbach's termination and Mr. Casner's and Mr. Sullivan's appointments is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The press release and the information therein are being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.


Item 9.01.  Financial Statements and Exhibits

(c)  Exhibits.

Exhibit No.                     Description
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99.1            Press Release dated January 10, 2006.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        DIGIRAD CORPORATION

                                        By:/s/ Todd P. Clyde
                                           -----------------------
                                           Todd P. Clyde
                                           Chief Financial Officer



Date:  January 10, 2006